SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

May 2, 2002 (May 1, 2002)

LIFEPOINT HOSPITALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-29818	52-2165845

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

103 Powell Court, Suite 200
Brentwood, Tennessee 37027

(Address of Principal Executive Offices) (Zip Code)

615-372-8500

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
PRESS RELEASE

Item 7.    Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

None required

(b)	Pro forma financial information.

None required

(c)	Exhibits.

	99	Copy of press release regarding the Company’s participation in the Deutsche Bank Health Care 2002 Conference to be held May 7 through May 9, 2002.

Item 9.    Regulation FD Disclosure.

     LifePoint Hospitals, Inc. (the “Company”) issued a press release on May 1, 2002. The press release announced that the Company will participate in the Deutsche Bank Health Care 2002 Conference to be held May 7 through May 9, 2002.

     The Company is also furnishing the information below in this Current Report on Form 8-K pursuant to Regulation FD. The table below contains detailed historical financial operational data for each of the quarters for the fiscal years ended December 31, 2000 and December 31, 2001. You should read this table in conjunction with the consolidated financial statements and related notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Form 10-K filed with the Securities and Exchange Commission for the period ended December 31, 2001.

LifePoint Hospitals, Inc.
Statistics by Quarter
Dollars in millions except for revenue per equivalent admission

	Three Months Ended

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,
	2000	2000	2000	2000	2001	2001	2001	2001

Revenues	$136.0	$133.3	$145.3	$142.5	$154.3	$151.6	$149.2	$164.3
Revenues for divestitures	(14.6)	(11.8)	(7.7)	(1.5)	(0.2)	—	—	—

Revenues (exclusive of divestitures)	121.4	121.5	137.6	141.0	154.1	151.6	149.2	164.3
Revenues for acquisitions	—	(2.2)	(17.8)	(18.1)	(19.4)	(20.4)	(19.3)	(30.6)

Same hospital (a)	$121.4	$119.3	$119.8	$122.9	$134.7	$131.2	$129.9	$133.7

Equivalent admissions	30,521	28,780	30,779	29,732	33,075	31,379	31,248	33,461
Same hospital (a)	27,289	26,123	26,229	26,441	29,736	27,887	27,761	27,670
Revenues per equivalent admission	$4,456	$4,632	$4,719	$4,793	$4,664	$4,833	$4,774	$4,911
Same hospital (a)	$4,449	$4,566	$4,574	$4,650	$4,530	$4,703	$4,680	$4,830
Accounts receivable, net	$56.4	$57.8	$53.9	$50.1	$63.5	$59.7	$59.1	$56.7
Net revenue days in A/R	37.8	39.5	34.2	32.3	37.1	35.8	36.4	31.7
Admissions	17,195	15,281	16,721	16,888	18,900	17,128	16,875	17,988
Admissions for divestitures	(1,812)	(1,171)	(713)	(221)	—	—	—	—

Admissions (exclusive of divestitures)	15,383	14,110	16,008	16,667	18,900	17,128	16,875	17,988
Admissions for acquisitions	—	(306)	(2,350)	(2,448)	(2,624)	(2,457)	(2,327)	(3,252)

Same hospital (a)	15,383	13,804	13,658	14,219	16,276	14,671	14,548	14,736

ER visits	70,825	73,870	79,366	70,891	77,573	76,201	79,145	80,191
ER visits for divestitures	(10,520)	(9,685)	(5,750)	(801)	—	—	—	—

ER visits (exclusive of divestitures)	60,305	64,185	73,616	70,090	77,573	76,201	79,145	80,191
ER visits for acquisitions	—	(1,294)	(10,781)	(10,585)	(13,108)	(12,721)	(13,190)	(17,385)

Same hospital (a)	60,305	62,891	62,835	59,505	64,465	63,480	65,955	62,806

Outpatient surgeries	12,295	12,488	12,710	12,218	13,555	14,250	14,387	15,231
O/P surgeries for divestitures	(968)	(678)	(381)	(98)	—	—	—	—

O/P surgeries (exclusive of divestitures)	11,327	11,810	12,329	12,120	13,555	14,250	14,387	15,231
O/P surgeries for acquisitions	—	(118)	(964)	(979)	(1,080)	(1,288)	(1,252)	(2,300)

Same hospital (a)	11,327	11,692	11,365	11,141	12,475	12,962	13,135	12,931

Total surgeries	16,853	16,853	17,367	16,939	18,597	19,109	19,219	20,540
Total surgeries for divestitures	(1,384)	(936)	(571)	(158)	—	—	—	—

Total surgeries (exclusive of divestitures)	15,469	15,917	16,796	16,781	18,597	19,109	19,219	20,540
Total surgeries for acquisitions	—	(201)	(1,499)	(1,550)	(1,745)	(1,981)	(1,936)	(3,290)

Same hospital (a)	15,469	15,716	15,297	15,231	16,852	17,128	17,283	17,250

(a)	Same hospital information excludes the operations of hospitals which we either acquired or divested during the years presented. During 2000 and 2001, same hospital represents the same 18 hospitals that we operated during both years. For 2002, same hospital represents the same 21 hospitals that we operated during both 2002 and 2001. The costs of corporate overhead are included in same hospital information.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEPOINT HOSPITALS, INC

	By:	/s/	Michael J. Culotta

Michael J. Culotta, Senior Vice President and Chief Financial Officer

Date: May 2, 2002

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

99	Copy of press release regarding the Company’s participation in the Deutsche Bank Health Care 2002 Conference to be held May 7 through May 9, 2002.